UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23678

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Copy to:	Copy to:

Brian M. Kaplowitz ————————— Brian M. Kaplowitz Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Alexandre-Cyril Manz

——————————————

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: March 31

Date of reporting period: April 1, 2021 through September 30, 2021

Item 1: Report to Shareholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”):

(b)       Not applicable.

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. . You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

The Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (formerly known as Puerto Rico Fixed Income Fund IV, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for period from April 1, 2021 to September 30, 2021.

The economy and the markets continue to recover from the Coronavirus (otherwise known as “COVID-19”, as it has been named by the World Health Organization) pandemic. The stock market has rebounded from the lows of March 2020. However, performance has been mixed, sectors like technology and health care rebounded well, with some companies reaching record highs, and other sectors such as retail, airlines, cruise lines, among others, remaining under pressure. World-wide supply chain disruptions in many industries continue. By the Fund’s semi-annual period-end in September 2021, the major indices continued to improve and were trading at or near their all-time highs.

The Fed maintained interest rates at 0.00% to 0.25% at its September 22, 2021, meeting. The Committee cited continued progress on vaccinations but risks to the economic outlook remain. The debate on the recent elevated inflation readings centers on whether they are transitory pandemic related supply disruptions or represent a permanent shift in inflation expectations. The Fed believes the effects are largely transitory. Another topic of debate is the timing of the scaling back of the U.S. Treasury and MBS purchase programs commenced in March 2020. The Fed statement indicated that the pace may be scaled backed soon. On September 30, 2021, the yield on the ten-year U.S Treasury Note closed at 1.52% down from 1.74% at the beginning of the period.

With a near-zero, short-term interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from April 1, 2021 to September 30, 2021:

Six-Month Period
Based on market price	1.83%
Based on net asset value (“NAV”)	1.31%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the period from April 1, 2021 to September 30, 2021.

Dividend yield-based on $10 IPO	0.72%
Dividend yield based on market at period-end	2.51%

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

2

NAV as of September 30, 2021	$3.88
Market Price as of September 30, 2021	$2.87
Premium (discount) to NAV	(26.0%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. All monthly dividends paid by the Fund during the period were paid from net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. Many securities in which the Fund has invested have call dates prior to the final maturity.

Figure 1 below reflects the breakdown of the investment portfolio as of September 30, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio are the newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds exchanged in on or about February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. These newly-issued COFINA bonds, which are secured by 53.65% of the pledged sales and use tax through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041), and representing 43.60% of the Fund’s total investments, had a positive performance (income and price appreciation) during the period from April 1, 2021 to September 30, 2021.

3

Sales and Use Tax (“IVU”) collections exceeded the fiscal plan projections. For the second consecutive year, the bond debt service reserve was fully funded during October, the fastest time ever recorded.

On the other hand, the Employee Retirement System Pension Obligation Bonds (“POB”) in the portfolio had negative performance. POB bonds decreased in value during the year, based on the expected recovery from the settlement stipulation entered into on or about April 2021. As a signatory of the stipulation, on the effective date, the Fund will receive its pro-rata share of the consummation costs contemplated therein, when the stipulation is deemed effective. The balance of the Puerto Rico municipal bonds are bonds issued by PREPA. The bonds are in default pending the approval of the re-structuring plan. They appreciated in value during the period as the market anticipates a resolution of the re-structuring of the bonds.

The Fund owns one million preferred shares of Universal Insurance, the largest casualty insurer in Puerto Rico. The Fund has held these shares since they were issued in 2004. There was no turnover on this portfolio during the year and the valuation remained stable (the value decreased less than 1%). The balance of the non-municipal portfolio is composed of U.S. Agency Mortgage-Backed Securities (“MBS”). The MBS decreased as the result of the continued repayment of the underlying mortgages.

The U.S. portfolio is composed of U.S. agencies and U.S. municipal bonds. Since the beginning of the pandemic, the holdings of U.S. Agencies bonds have decreased from previous years from calls on the portfolio due to the low interest rate environment. Although interest rates have increased from the year 2020 lows, they are still below historical levels. The yield of the 10-year U.S. Treasury decreased 0.22% during the six-month period. This caused the U.S. Agencies to appreciate during the period. The U.S. municipal market performed well. The rating of the Illinois General Obligation bonds was upgraded during the period.

The NAV of the Fund decreased $0.02 from $3.90 at the beginning of the period to $3.88 at the end of the semi-annual period. The decrease was caused by the overall valuation of the Fund’s portfolio. As discussed above, there was appreciation in the COFINA, PREPA, U.S. Agencies and the U.S. municipal bonds and a decrease in the valuation of the POB. The Fund continued to trade at a discount to its NAV during the entire period.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

4

Portfolio Composition
(% of Total Portfolio)
Sales and Use Tax	43.60%
Pension Obligations	8.03%
General Obligations	5.04%
Mortgage-Backed Securities	3.24%
U.S. Agencies	19.39%
Utilities	3.73%
Corporates and preferred	14.55%
Revenue Bonds	2.42%

Total	100.00%

Geographic Allocation
(% of Total Portfolio)
Puerto Rico	73.15%
U.S.	26.85%
Total	100.00%

The following table shows the ratings of the Fund’s security portfolio as of September 30, 2021. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating	Percent
(% of Total Portfolio)
AAA	19.39%
A	3.24%
AA	2.42%
BBB	5.04%
Below BBB	26.31%
Not Rated	43.60%

Total	100.00%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of September 30, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

5

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of September 30, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$14,550,000

Leverage Ratio	10.88%

Refer to the Schedule of Investments for a detail of the pledged securities and to Notes 5 and 6 to the Financial Statements for further details on outstanding leverage for the period ending on September 30, 2021.

6

FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. During the current fiscal year, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must be conducted in accordance therewith and rules and regulations issued thereunder.

Prior to May 14, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions (“OCFI”) and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Among other things, such regulation and procedures required that to the extent that various sellers indicated interest in selling shares of the Fund, it would purchase such shares starting with the lowest offered price and in the following order of priority for each price: (1) individual and corporate investors, irrespective of the broker-dealer that serves as record owner of the shares to be repurchased; (2) the trading desks of Puerto Rico broker-dealers which are unaffiliated with the Fund; and (3) the trading desk of UBS Financial Services Incorporated of Puerto Rico. If sellers offered more shares for repurchase than the Fund were able to accept at any particular price for a particular level of priority, repurchase offers would be accepted on a pro-rata basis within that particular level of priority. Additionally, to the extent that UBS Financial Services Incorporated of Puerto Rico elected to offer the Fund’s shares of Common Stock for repurchase from its respective securities inventory, it had do so at its corresponding offer price per share reported to the public.

The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser and subject to the rules and regulations issued under the 1940 Act. The Fund’s repurchase activity for each fiscal year is disclosed in the Annual Report to Shareholders attached hereto (see

7

Note 3), as well as the quarterly reports to shareholders. The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of Shares.

There were no repurchases during the period from April 1, 2021 to September 30, 2021. The total shares repurchased as of September 30, 2021 amounts to 23,601,648 and represents 43.78% of the issued shares of the Fund’s common stock since inception.

8

GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Interest Rate Swap – an agreement to exchange one interest rate stream for another. No principal changes hands.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount - the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

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Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from April 1, 2021 to September 30, 2021 (Unaudited)

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$3.90

Operating		Net investment income (a)	0.07
Performance:		Net realized loss and unrealized (depreciation) appreciation from investments and swaps (a)	(0.02)

		Total from investment operations	0.05

		Less: Dividends from net investment income to common shareholders	(0.07)

		Net asset value applicable to common stock, end of period	$3.88

		Market value, end of period (b)	$2.87

Total	(b) (f)	Based on market value per share	1.83%
Investment
Return:	(f)	Based on net asset value per share	1.31%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.57%
	(c) (d) (e)	Gross expenses to average net assets applicable to common shareholders	2.19%
	(c) (e)	Gross operating expenses to average net assets applicable to common shareholders	2.16%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.03%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.33%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$117,916

		Portfolio turnover	-

		Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	-

	(a)	Based on average outstanding common shares of 30,400,242 for the period from April 1, 2021 to September 30, 2021.

	(b)	Period-end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $120,292,302 for the period from April 1, 2021 to September 30, 2021.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus increasing the net investment ratio to average net assets by 0.62%

	(f)	Dividends are assumed to be reinvested at the per share net asset/market value as defined in the dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	September 30, 2021 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 52.56% of net assets applicable to common shareholders, total cost of $118,424,703
$525,000	F	Employees Retirement System	6.20%	07/01/39	$59,719
16,225,000	F	Employees Retirement System	6.45%	07/01/55	1,845,594
5,425,000	F	Employees Retirement System	6.45%	07/01/56	617,094
15,225,000	F	Employees Retirement System	6.45%	07/01/58	1,731,844
2,750,000	F	Employees Retirement System	6.25%	07/01/31	312,813
7,600,000	F	Employees Retirement System	6.30%	07/01/38	864,500
13,100,000	F	Employees Retirement System	6.55%	07/01/55	1,490,125
2,900,000	F	Employees Retirement System	6.55%	07/01/56	329,875
13,400,000	F	Employees Retirement System	6.55%	07/01/58	1,524,250
890,000	E J	Puerto Rico Electric Power Authority	5.00%	07/01/18	861,609
535,000	E J	Puerto Rico Electric Power Authority	5.25%	07/01/18	520,100
200,000	E J	Puerto Rico Electric Power Authority	5.00%	07/01/18	193,930
620,000	E J	Puerto Rico Electric Power Authority	5.25%	07/01/27	608,375
310,000	E J	Puerto Rico Electric Power Authority	5.00%	07/01/19	300,111
1,650,000	E J	Puerto Rico Electric Power Authority	6.75%	07/01/36	1,656,188
780,000	E J	Puerto Rico Electric Power Authority	7.00%	07/01/33	784,875
737,000	E	Puerto Rico Sales Tax	4.50%	07/01/34	808,713
792,000	E	Puerto Rico Sales Tax	4.55%	07/01/40	890,023
5,800,000	E	Puerto Rico Sales Tax	4.75%	07/01/53	6,489,811
19,948,000	E	Puerto Rico Sales Tax	5.00%	07/01/58	22,626,218
8,030,000	E	Puerto Rico Sales Tax	4.33%	07/01/40	8,904,563
240,000	E	Puerto Rico Sales Tax	4.54%	07/01/53	265,405
6,519,000	E	Puerto Rico Sales Tax	4.78%	07/01/58	7,308,203
949,000	E	Puerto Rico Sales Tax	4.55%	07/01/40	987,935
$125,150,000					$61,981,873

Puerto Rico Agencies Zero Coupons Bonds - 9.44% of net assets applicable to common shareholder, total cost of $24,165,417
$6,200,000	F	Employees Retirement System	0.00%	07/01/31	$300,824
18,100,000	F	Employees Retirement System	0.00%	07/01/33	740,109
20,500,000	F	Employees Retirement System	0.00%	07/01/34	786,790
16,646,000	E	Puerto Rico Sales Tax	0.00%	07/01/46	5,474,919
16,123,000	E	Puerto Rico Sales Tax	0.00%	07/01/51	3,832,566
$77,569,000					$11,135,208

Shares at Par
Puerto Rico Preferred Stock - 16.30% of net assets applicable to common shareholders, total cost of $14,750,000
1,000,000	D	Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	7.15%	Perpetual	$19,221,000

Principal Outstanding Amount
Puerto Rico FNMA Taxable - 1.92% of net assets applicable to common shareholders, total cost of $1,932,405
$1,399,433		FNMA Pool 835565	6.00%	10/01/35	$1,653,564
532,976		FNMA Pool 850032	5.50%	05/01/36	614,979
$1,932,409	B				$2,268,542

Puerto Rico GNMA Taxable - 1.70% of net assets applicable to common shareholders, total cost of $1,766,314
$314,884		GNMA Pool 572135	6.00%	10/15/34	$359,789
171,603		GNMA Pool 572140	6.00%	11/15/34	192,532
164,852		GNMA Pool 572146	6.00%	12/15/34	185,600
77,640		GNMA Pool 572158	6.00%	03/15/35	86,997
200,170		GNMA Pool 592830	6.00%	05/15/35	224,870
73,143		GNMA Pool 592834	6.00%	06/15/35	81,940
65,122		GNMA Pool 592839	6.00%	07/15/35	72,961
56,929		GNMA Pool 592854	6.00%	11/15/35	63,787
402,265		GNMA Pool 592873	6.00%	03/15/36	462,886
239,708		GNMA Pool 592879	6.00%	04/15/36	270,045
$1,766,314	A				$2,001,405

Face Amount
US Government, Agency and Instrumentalities - 21.72% of net assets applicable to common shareholders, total cost of $19,324,339
$2,000,000		Federal Farm Credit	2.95%	12/28/37	$2,219,946
2,000,000		Federal Farm Credit	4.14%	08/02/38	2,132,130
14,570,000	C	Federal Home Loan Bank	5.50%	07/15/36	21,253,186
$18,570,000					$25,605,262

US Municipals - 8.36% of net assets applicable to common shareholders, total cost of $7,423,786
$5,125,000		State of Illinois General Obligations	7.10%	07/01/35	$6,661,552
2,400,000	G	Dormitory Authority of the State of New York	5.39%	03/15/40	3,195,370
$7,525,000					$9,856,921

Total investments (112.00% of net assets applicable to common shareholders)					$132,070,212
Other Assets and Liabilities, net (-12.00% of net assets applicable to common shareholders)					(14,154,202)
Net assets applicable to common shareholders - 100%					$117,916,010

Securities sold under repurchase agreements - 12.34% of net assets applicable to common shareholders
$14,550,000		Repurchase Agreement with South Street			$14,550,000
		0.23% dated September 14, 2021 due October 12, 2021 (Collateralized by US Government,
		Agency and Instrumentailties with a face amount of $10,380,000 and a fair value of $15,141,254
		5.50%, with maturity date July 15, 2036)

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	September 30, 2021 (Unaudited)

A

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

B

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C	A portion or all of the security has been pledged as collateral for securities sold under repurchase agreements, or collateralized notes payable.

D

This security is a Private Placement and is valued by the Valuation Committee. Significant unobservable inputs were used in the valuation of this security and is classified as Level 3. See Note 1 for further information.

E

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

F

The bonds are limited, non-recourse obligations of the Employees Retirement System. These securities are not accruing interest income. These bonds are under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”).

G	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

J

These bonds have defaulted and are not currently accuring interest income. Bonds maturing in 2018 and 2019 also defaulted on their principal payment at maturity. However, they are still trading in the open market.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2021 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements, at value,
	which has the right to be repledged (identified cost - $10,932,415)		$15,141,254
	Other securities, at value (identified cost - $176,854,549)		116,928,958

			$132,070,212

	Cash		632,418
	Interest receivable		975,846
	Prepaid expenses and other assets		58,598

	Total assets		133,737,074

Liabilities:	Securities sold under repurchase agreements		14,550,000
	Dividends payable to common shareholders		278,688
	Directors fee payable		8,325
	Payables:
	Interest and leverage expenses	1,580
	Investment advisory fees	55,852
	Administration, custody, and transfer agent fees	24,660	82,092

	Puerto Rico bonds restructuring advance		196,677
	Accrued expenses and other liabilities		705,282

	Total liabilities		15,821,064

Net Assets Applicable to Common Shareholders:			$117,916,010

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 30,402,324 shares issued and outstanding)		$393,192,958
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 10)		(275,276,948)

	Net assets applicable to common shareholders		$117,916,010

	Net asset value applicable to common shares - per share; 30,402,324 shares outstanding		$3.88

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the period from April 1, 2021 to September 30, 2021 (Unaudited)

Investment Income:	Interest	$2,056,785
	Dividend	893,750

		2,950,535

Expenses:	Interest and leverage related expenses	17,874
	Investment advisory fees	511,473
	Administration, custody, and transfer agent fees	120,045
	Professional fees	98,420
	Directors’ fees and expenses	16,326
	Insurance expense	57,149
	Reporting fees	478,766
	Other	19,830

	Total expenses	1,319,883
	Waived investment advisory, administration, custodian and transfer agent fees	(375,080)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	944,803

Net Investment Income:		2,005,732

Realized Loss and	Net realized loss on investments	(79,842)
Unrealized Appreciation	Change in unrealized appreciation (depreciation) on investments	(257,398)

(Depreciation) on Investments:	Total net realized and unrealized loss on investments	(337,240)

	Net increase in net assets resulting from operations	$1,668,492

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the period from April 1, 2021 to September 30, 2021 (Unaudited)	For the fiscal year ended March 31, 2021
Increase (Decrease) in Net Assets:

	Net investment income	$2,005,732	$5,416,200
	Net realized loss on investments	(79,842)	(273,698)
	Change in unrealized appreciation (depreciation) on investments	(257,398)	4,703,631

	Net increase (decrease) in net assets resulting from operations	1,668,492	9,846,133

Dividends to Common Shareholders From:	Net investment income	(2,178,699)	(4,382,383)

Capital Share	Reinvestment of dividends on common shares	16,909	31,019
Transactions:	Repurchase of common shares	-	(31,002)

		16,909	17

Net Assets:	Net (decrease) increase in net assets applicable to common shareholders	(493,298)	5,463,767

	Net assets at the beginning of the period/year	118,409,308	112,945,541

	Net assets at the end of the period/year	$117,916,010	$118,409,308

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Cash

Cash Provided by	Net increase in net assets from operations	$1,668,492
Operations:	Adjusted by:
	Legal expenses related to Puerto Rico bond restructurings	(94,045)
	Calls and paydowns of portfolio securities	1,073,107
	Net realized loss on investments	79,842
	Change in unrealized (appreciation) depreciation on investments	257,398
	Accretion of discounts on investments	(209,144)
	Amortization of premiums on investments	17,210
	Decrease in interest and dividends receivable	10,463
	Decrease in prepaid expenses and other assets	49,130
	Decrease in interest payable	(305)
	Increase in directors fee payable	1,995
	Decrease in investment advisory fees payable	(931)
	Decrease in administration, custodian and transfer agent fees payable	(407)
	Decrease in Puerto Rico bonds restructuring advance	(38,071)
	Increase in accrued expenses and other liabilities	399,765

	Total cash provided by operations	3,214,499

Cash Used in	Repurchase agreements proceeds	97,575,000
Financing Activities:	Repurchase agreements repayments	(94,375,000)
	Short-term notes proceeds	22,200,000
	Short-term notes repayments	(25,900,000)
	Dividends to common shareholders paid in cash	(2,263,078)

	Total cash used in financing activities	(2,763,078)

Cash:	Net increase in cash for the period	451,421
	Cash at the beginning of the period	180,997

	Cash at the end of the period	$632,418

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$18,179

	Non-cash activities-dividends reinvested by common shareholders	$16,909

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (formerly known as Puerto Rico Fixed Income Fund IV, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on December 24, 2004 and commenced operations on March 29, 2005. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At September 30, 2021, one (1) security representing 14.55% of total investment securities fair values was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Puerto Rico Preferred Stock: Non-convertible preferred stock is valued by the Investment Adviser taking into consideration the present value of all the future expected dividend payments. Additional factors are also taken into consideration by the Investment Adviser, including the credit rating of the issuer, the issuer’s financial situation, trade data, the economic terms and the liquidity of the preferred stock as compared to other issues, among other factors. Issues with less liquidity are classified as Level 3.

The following is a summary of the portfolio by inputs used as of September 30, 2021, in valuing the Fund’s investments carried at fair value:

	Investment in Securities
	Level 1	Level 2	Level 3	Balance 09/30/21
Puerto Rico Agencies Bonds and Notes	$-	$73,117,081	$-	$73,117,081
Puerto Rico Preferred Stock	-	-	19,221,000	19,221,000
Puerto Rico FNMA Taxable	-	2,268,542	-	2,268,542
Puerto Rico GNMA Taxable	-	2,001,405	-	2,001,405
US Government, Agencies, and Instrumentalities	-	25,605,262	-	25,605,262
US Municipals	-	9,856,921	-	9,856,921

	$-	$112,849,212	$19,221,000	$132,070,212

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investments Securities
	Balance as of 03/31/21	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 09/30/21
Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	$19,355,000	$-	$(134,000)	$-	$-	$-	$-	$-	$19,221,000

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Inputs		Price

Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	$19,221,000	Discounted Cash Flow	Discounted Yield	9.30%	$19.22

Significant changes in the unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at September 30, 2021, amounted to a net unrealized depreciation of $134,000.

There were no transfers into or out of Level 3 during the period from April 1, 2021 to September 30, 2021.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of September 30, 2021.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

Income Taxes (“ASC 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from April 1, 2021 to September 30, 2021, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the period from April 1, 2021 to September 30, 2021.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There are no short-term and medium-term notes outstanding at September 30, 2021.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from April 1, 2021 to September 30, 2021, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 10 for a reconciliation between taxable and book net investment income

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from April 1, 2021 to September 30, 2021, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the period from April 1, 2021 to September 30, 2021, investment advisory fees amounted to $511,473 equivalent to 0.38% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $340,982, for a net fee of $170,491, which represents an effective rate of 0.13% . The investment advisory fees payable amounted to $55,852 as of September 30, 2021.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the period from April 1, 2021 to September 30, 2021, the administrative, custody, and transfer agency services fee amounted to $120,045. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $34,098, for a net fee of $85,947, which is equivalent to 0.06% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $24,660 as of September 30, 2021.

Certain Fund officers and directors are also officers and directors of UBSTC. The four (4) independent directors of the Fund’s Board of Directors through April 30, 2021, and six (6) as of May 2021 are paid based upon an agreed fee of $1,000 per board meeting, plus expenses, and $500 per Audit Committee meeting, plus expenses. For the period from April 1, 2021 to September 30, 2021, the independent directors of the Fund were paid an aggregate compensation and expenses of $16,326. The Directors fee payable amounted to $8,325 as of September 30, 2021.

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBSFS, or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the period were as follows:

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%	Short-Term Notes	%
Affiliates	$-	-	$-	-	$-	-	$22,200	100%
Unaffiliated	-	-	-	-	97,575	100%	-	-

	$-	-	$-	-	$97,575	100%	$22,200	100%

These affiliated transactions were executed prior to registration under the 1940 Act.

There were no interest expenses from securities sold under repurchase agreements with UBSFS during the period from April 1, 2021 to September 30, 2021.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from April 1, 2021 to September 30, 2021 and for the fiscal year ended March 31, 2021 were as follows:

Common Shares	September 30, 2021	March 31, 2021
Proceeds from the reinvestment of dividends	$16,909	$31,019
Repurchase of shares	-	(31,002)

	$16,909	$17

Transactions in common shares during the period from April 1, 2021 to September 30, 2021 and for the fiscal year ended March 31, 2021 were as follows:

Common shares	September 30, 2021	March 31, 2021
Beginning common shares	30,398,032	30,398,026
Shares issued due to the reinvestment of dividends	4,292	13,185
Shares repurchased	-	(13,179)

Ending common shares	30,402,324	30,398,032

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. As of September 30, 2021, the total shares repurchased represent 43.78%, and the total shares available to be repurchased represent 6.22% of the issued shares of the Fund’s common stock since inception. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

There were no shares repurchased during the period from April 1, 2021 to September 30, 2021. The Fund repurchased a total 13,179 common shares for the fiscal year ended March 31, 2021, as follows:

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

March 31, 2021:
	Shares Repurchased	Net Asset Value	Cost
Affiliates	820	$3,206	$2,763
Non-Affiliates	12,359	47,476	28,239

Total	13,179	$50,682	$31,002

The shares repurchased from affiliates consist of shares held by clients in such affiliates.

The weighted average discount per share is 38.83% for shares repurchased for the fiscal year ended March 31, 2021.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the period from April 1, 2021 to September 30, 2021, were as follows:

	Purchases	Sales	Calls and Paydowns
Puerto Rico Obligations	$-	$-	$243
US Obligations	-	-	830

	$-	$-	$1,073

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $14,550,000 at September 30, 2021, and related information is as follows:

Weighted average interest rate at the end of the period	0.23%

Maximum aggregate balance outstanding at any time of the period	$15,925,000

Average balance outstanding during the period	$13,629,645

Average interest rate during the period	0.22%

At September 30, 2021, the interest rate on securities sold under repurchase agreements was 0.23%, with a maturity date of October 12, 2021.

At September 30, 2021, investment securities amounting to $15,141,254 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $1,580 at September 30, 2021.

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at September 30, 2021:

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
South Street, New York	$14,550,000	$-	$14,550,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Notes

There were short-term notes transactions with affiliates during the year. These affiliated transactions were executed prior to registration under the 1940 Act. There were no short-term notes outstanding for the period from April 1, 2021 to September 30, 2021; however, related information is as follows:

Maximum aggregate balance outstanding at any time of the period	$3,700,000

Average balance outstanding during the period	$1,374,863

Average interest rate during the period	0.35%

There was no interest payable on short-term notes at September 30, 2021.

7.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $14,550,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

8.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At September 30, 2021, the Fund had investments with an aggregate fair value of approximately $92,338,081, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $73,117,081 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Also, at September 30, 2021, the Fund had investments with an aggregate fair value amounting to $9,856,921, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

9.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non- Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

10.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$187,776,964

Gross appreciation	22,170,386
Gross depreciation	(77,877,138)

Net appreciation/(depreciation)	$(55,706,752)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from April 1, 2021 to September 30, 2021, the Fund had distributed from ordinary income $2,178,699 for tax purposes. The undistributed net investment income at September 30, 2021, was as follows:

Undistributed net investment income for tax purposes at the beginning of the period	$8,935,923
Net investment income	2,005,732
Dividends paid to common shareholders	(2,178,699)

Undistributed net investment income for tax purposes at the end of the period	$8,762,956

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at September 30, 2021 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$8,762,956
Accumulated net realized loss from investment	(228,323,151)
Unrealized net depreciation from investment	(55,716,753)

Total Distributable Earnings (Accumulated Loss)	$(275,276,948)

11.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

12.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBS Financial Services, Inc. (UBSFS) and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. The case is now in discovery. While the outcome of these allegations is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Moreover, management of UBSFS and UBSTC has informed the Fund of its belief that the resolution of such matter is not likely

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

13.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

14.	Subsequent Events

Events and transactions from October 1, 2021 through November 29, 2021 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On October 31, 2021, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.00917 per common share, totaling $278,693 and payable on November 10, 2021, to common shareholders of record as of October 31, 2021.

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OTHER INFORMATION (Unaudited)

Change in Independent Auditors

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended March 31, 2021 and March 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended March 31, 2021 and March 31, 2020 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended March 31, 2022. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

During the two years ended March 31, 2021 and March 31, 2020 and during the subsequent interim period through August 11, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that E&Y concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended March 31, 2021 and March 31, 2020.

E&Y, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending March 31, 2022. E&Y has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

1

Shareholder Meeting

The Annual Meeting of Shareholders (the “Annual Meeting”) was originally convened on July 29, 2021 and was subsequently adjourned to August 26, 2021, September 10, 2021, September 24, 2021, October 7, 2021, October 28, 2021, and November 30, 2021, in each case to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting. As of the date hereof, the Annual Meeting has been adjourned to November 30, 2021, and no business has been transacted at the Annual Meeting. The Annual Meeting has the following agenda items:

1.	Election of Directors. To elect three (3) directors of the Fund.

2.	Independent Auditors. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of the Fund for the fiscal year ending March 31, 2022.

3.	To transact such other business as may properly come before the Annual Meeting or any continuation or adjournment thereof.

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the Annual Meeting filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”).

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on June 29, 2021, as supplemented by Amendment No. 1 filed with the SEC on July 19, 2021 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on July 23, 2021 (“Amendment No. 2”), Amendment No. 3 filed with the SEC on July 29, 2021 (as corrected on August 11, 2021, “Amendment No. 3”), Amendment No. 4 filed with the SEC on August 26, 2021 (“Amendment No. 4”), Amendment No. 5 filed with the SEC on September 10, 2021 (“Amendment No. 5”), Amendment No. 6 filed with the SEC on September 24, 2021 (“Amendment No. 6”), Amendment No. 7 filed with the SEC on October 8, 2021 (“Amendment No. 7”), and Amendment No. 8 filed with the SEC on October 29, 2021 (“Amendment No. 8”, and as amended and supplemented by Amendment Nos. 1–8, the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

2

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

3

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

4

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

5

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of the Fund met on May 11, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s investment adviser (“UBS AMPR” or the “Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of UBSAMPR, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing;

6

helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Peformance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee

7

deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

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INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

[1]	Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

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Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)     Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the Tax-Free Fixed Income Fund IV for Puerto Rico Residents (the “Fund”) for the period from April 1, 2021 to September 30, 2021.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13.   Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4) (i)	Change in registrant’s independent registered public accounting firm
(ii)	Letter from PricewaterhouseCoopers LLP

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2021

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	December 8, 2021